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                                                                      Exhibit 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-34075, 33-13252, 33-60474, 33-55223, 33-555553, 333-58249, 333-48049 and
33-61149, of Fifth Third Bancorp on Form S-8 and in Registration Statements No. 33-19965 on Form S-4 and No. 33-54134, 333-58265, and 333-42379 on Form S-3 of
our report dated January 15, 1999 incorporated by reference in this Annual Report on Form 10-K of Fifth Third Bancorp for the year ended December 31, 1998.


February 12, 1999
Cincinnati, Ohio